Exhibit 23.10


                              ACCOUNTANTS' CONSENT

The Board of Directors of MeriStar Hospitality Corporation:

         We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-3 of MeriStar Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


Houston, Texas                             /s/ Mann Frankfort Stein & Lipp, P.C.
October 27, 1998


771092.1